NUMBER

GNW

Genworth®

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, PITTSBURGH, PA, JERSEY CITY, NJ, NEW YORK, NY.

CLASS A COMMON STOCK
PAR VALUE $0.001

SHARES

CUSIP 37247D 10 6

SEE REVERSE FOR CERTAIN DEFINITIONS

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

This certifies that

SPECIMEN

is the owner of

Fully Paid and Non-Assessable Shares of Class A Common Stock of
Genworth Financial, Inc.

transferable only on the books of the Corporation by the holder thereof in person or by duly authorized Attorney upon surrender of this Certificate, properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS, the facsimile signatures of the Corporation's duly authorized officers.

DATED

PRESIDENT

SECRETARY

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE SHAREOWNER SERVICES LLC
TRANSFER AGENT
AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

GENWORTH FINANCIAL, INC.

This Corporation will furnish without charge to each stockholder who so requests, a copy of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such requests may be addressed to the Secretary of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT– .... Custodian ....
(Cust) (Minor)
under Uniform Gifts to Minors
Act............
(State)

UNIF TRF MIN ACT – .... Custodian (until age.........)
(Cust)
.... under Uniform Transfers
(Minor)
to Minors Act............
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

____

____

____ Shares
of the Class A Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____

____ Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

X ____________________

X ____________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

By ____
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.